UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 25, 2022 (July 19, 2022)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Summary.

Clearday, Inc. (“Clearday” or the “Company”) entered into factoring facilities and to obtain additional financings in the aggregate amount of approximately $400,000 prior to the payment of fees and expenses, including placement fees. The net proceeds from these financings were used to repay in full an existing factoring facility in the amount of $137,500 (after giving effect to a discount by the factor) and the remaining amount of approximately $262,500 will be used for general working capital including funding of our innovative services such as robotic services and expansion of additional services to be provided in Clearday’s residential care communities.

Factoring Agreements.

MCA Westover

A subsidiary of Clearday: MCA Westover Hills Operating Company (“MCA Westover”), entered into a Future Receivables Sale and Purchase Agreement (“Westover Agreement”) with an institutional financing party (“Purchaser”) to sell $127,700 of future sales of MCA Westover for a purchase price of $85,000. Under the Westover Agreement, MCA Westover sold to Purchaser a specified percentage of its future receipts (as defined by the Westover Agreement), which include the future resident revenues in the residential care facility. MCA Westover paid origination and other fees, which resulted in a net aggregate amount of approximately $81,300. The Westover Agreement provides Purchaser specified customary collection procedures for the collection and remittance of the weekly payable amount including direct payments from a specified authorized bank account of approximately $3,771.90 or a daily amount of $754.38 if daily repayment is required by the Purchaser. The Westover Agreement expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale of receivables at a discount, and not a loan; that the title to the sold future sales is transferred to Purchaser under such agreement free and clear of all liens; and includes customary remedies that may be exercised by Purchaser upon a breach or default, including payment of attorney fees and costs of collection. The Westover Agreement also provides customary provisions regarding, among other matters, representations, warranties and covenants, further assurances, indemnification, arbitration, governing law and venue as well as a customary anti-stacking provision. The Westover Agreement also provides for the grant by MCA Westover of a security interest in the future receivables and other related collateral under the Uniform Commercial Code in accounts and proceeds in the event that the future receipts are “accounts” or “payment intangibles” under the Uniform Commercial Code.

James Walesa, the Company’s Chairman and Chief Executive Officer signed a separate Guaranty of Performance to Purchaser that provides his irrevocable, absolute, and unconditional personal guaranty of all of the obligations under the Westover Agreement to Purchaser. Such guaranty provides customary provisions, including representations, warranties and covenants. An affiliate of MCA Westover that is not engaged in our core business also guaranteed this facility.

MCA Westover also entered into a to a Revenue Purchase Agreement (“Westover Agreement 2”) with an institutional financing party (“Funder”) to sell $303,750 of future sales of MCA Westover for a purchase price of $225,000. Under the Westover Agreement 2, MCA Westover sold to Funder a specified percentage of its future receipts (as defined by the Westover Agreement 2), which include the future resident revenues in the residential care facility. MCA Westover paid origination and other fees, which resulted in a net aggregate amount of approximately $218,175, $137,500 of which was used to pay an existing factoring facility in full, after a discount that was provided by the Funder. The Westover Agreement 2 provides Funder specified customary collection procedures for the collection and remittance of the weekly payable amount including direct payments from a specified authorized bank account of approximately $8,999 an increase of approximately $2,000 over the $6,999 that was payable under the existing factoring agreement that was paid in full. The Westover Agreement 2 expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale of receivables at a discount, and not a loan; that the title to the sold future sales is transferred to Funder under such agreement free and clear of all liens; and includes customary remedies that may be exercised by Funder upon a breach or default, including payment of attorney fees and costs of collection and an amount that is equal to 30% of the then outstanding obligations under the Westover Agreement 2. The Westover Agreement 2 also provides customary provisions regarding, among other matters, representations, warranties and covenants, further assurances, indemnification, arbitration, governing law and venue. The Westover Agreement 2 also provides for the grant by MCA Westover of a security interest in the future receivables and other related collateral under the Uniform Commercial Code in accounts and proceeds in the event that the future receipts are “accounts” or “payment intangibles” under the Uniform Commercial Code.

James Walesa, the Company’s Chairman and Chief Executive Officer signed a separate Guaranty of Performance to Funder that provides his irrevocable, absolute, and unconditional personal guaranty of all of the obligations under the Westover Agreement 2 to Funder. Such guaranty provides customary provisions, including representations, warranties and covenants.

The foregoing descriptions of the Westover Agreement and Westover Agreement 2 and the related security agreements and guarantees to each such agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

MCA Naples

A subsidiary of Clearday: MCA Naples Operating Company LLC (“MCA Naples”), entered into a Revenue Purchase Agreement (“Naples Agreement”) with an institutional financing party (“Naples Purchaser”) to sell $134,100 of future sales of MCA Naples for a purchase price of $90,000. Under the Naples Agreement, MCA Naples sold to Naples Purchaser a specified percentage of its future receipts (as defined by the Naples Agreement), which include the future resident revenues in the residential care facility. MCA Naples paid origination and other fees, which resulted in a net aggregate amount of $81,000. The Naples Agreement provides Naples Purchaser specified customary collection procedures for the collection and remittance of the daily payable amount including direct payments from a specified authorized bank account of approximately $1,490. The Naples Agreement expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale of receivables at a discount, and not a loan; that the title to the sold future sales is transferred to Naples Purchaser under such agreement free and clear of all liens; and includes customary remedies that may be exercised by Naples Purchaser upon a breach or default, including payment of attorney fees and costs of collection in an amount that is equal to 33% of the then outstanding obligations under the Naples Agreement. The Naples Agreement also provides customary provisions regarding, among other matters, representations, warranties and covenants, further assurances, indemnification, arbitration, governing law and venue. MCA Naples also signed a Security Agreement and Guaranty of Performance to Naples Purchaser that provides for the grant by MCA Naples of the accounts, proceeds and other collateral stated therein under the Uniform Commercial Code. Affiliates of MCA Naples also guaranteed the obligations under the Naples Agreement.

An officer of the Company signed a separate Guaranty of Performance to Naples Purchaser that provides her irrevocable, absolute, and unconditional personal guaranty of all of the obligations under the Naples Agreement to Naples Purchaser. Such guaranty provides customary provisions, including representations, warranties and covenants.

The foregoing descriptions of the Naples Agreement and the related Security Agreement and Guaranty of Performance are not complete and are qualified in their entirety by reference to the full text of such agreements, filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1	Future Receivables Sale and Purchase Agreement dated as of July 20, 2022 by and among MCA Westover Hills Operating Company LLC (“MCA Westover”) and Fox Capital Group, Inc., including the Guaranty of Performance dated as of even date by James Walesa in favor of such purchaser.
10.2	Revenue Purchase Agreement dated as of July 20, 2022 by and among MCA Westover and Samson MCA LLC and the Security Agreement and the Guaranty of Performance each dated as of even date
10.3	Revenue Purchase Agreement dated as of July 21, 2022 by and among MCA Naples Operating Company LLC (“MCA Naples”) and Swift Funding Source and the Security Agreement and the Guaranty of Performance each dated as of even date.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer
Dated July 25, 2022